Income Taxes (Components of Deferred Income Tax) (Details) - USD ($) $ in Thousands	Mar. 31, 2020	Mar. 31, 2019
Deferred income tax assets (liabilities):
Net operating loss carry forwards
Provision of employee benefits	803	582
Depreciation and amortization	248	85
Revenue and cost of sales recognized for financial reporting purpose before being recognized for tax purpose	(1,016)	(1,277)
Others	(93)	110
Less: Valuation allowances	(197)	(159)
Net deferred income tax liabilities	$ (751)	$ (659)